UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
ReSearch Pharmaceutical Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RESEARCH PHARMACEUTICAL SERVICES, INC
520 Virginia Drive
Fort Washington, PA 19034

ANNUAL MEETING OF STOCKHOLDERS
To be held May 27, 2009

Dear Stockholders:
     This proxy statement supplement is furnished by our Board of Directors in connection with the solicitation of proxies for use at the 2009 Annual Meeting of Stockholders of ReSearch Pharmaceutical Services, Inc.
     After mailing our proxy statement on April 30, 2009, it came to our attention that the proxy card included with the proxy statement mailed to our stockholders inadvertently and incorrectly listed the date of the Annual Meeting as Tuesday, June 3, 2009. The correct date of the Annual Meeting is Wednesday, May 27, 2009. The correct date of the Annual Meeting was included in the proxy card filed with the Securities and Exchange Commission.
     A corrected proxy card is enclosed. If you have already completed and returned the proxy card mailed earlier, please complete and return the enclosed proxy card in the return envelope provided. If you have not already completed and returned the proxy card mailed earlier, please discard the earlier proxy card and complete and return the enclosed proxy card in the return envelope provided.
     This proxy statement supplement will be mailed to our stockholders on or about May 13, 2009.

Sincerely, STEVEN BELL Steven Bell Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
RESEARCH PHARMACEUTICAL SERVICES, INC.
Wednesday, May 27, 2009
9 a.m. Eastern Time
ReSearch Pharmaceutical Services, Inc. Headquarters
520 Virginia Drive
Fort Washington, Pennsylvania 19034
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided.

RESEARCH PHARMACEUTICAL SERVICES, INC.
Proxy for Annual Meeting of Stockholders
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Daniel M. Perlman and Steven Bell, and each of them, Proxies of the undersigned, with full power of substitution, to vote and act as designated on the reverse side with respect to all shares of Common Stock of ReSearch Pharmaceutical Services, Inc. (the “Company”) which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 27, 2009 and at any adjournments thereof.
     UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTOR, AS SET FORTH IN THE PROXY STATEMENT, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITORS OF RESEARCH PHARMACEUTICAL SERVICES, INC. FOR 2009.
The undersigned acknowledges prior receipt of the Annual Report on Form 10-K, the Notice of Annual Meeting of Stockholders and the Proxy Statement, and revokes all previously granted Proxies.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)

RESEARCH PHARMACEUTICAL SERVICES, INC.
520 VIRGINIA DRIVE
FORT WASHINGTON, PA 19034
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. If you have misplaced or did not receive an envelope, please return it to ReSearch Pharmaceutical Services, Inc., 520 Virginia Drive, Fort Washington, PA 19034 U.S.A., Attn: Corporate Secretary

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

RESEARCH PHARMACEUTICAL SERVICES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES FROM CLASS II PROPOSED FOR ELECTION AS DIRECTORS AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS OUR INDEPENDENT AUDITORS FOR 2009.
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote On Directors

1. ELECTION OF CLASS II DIRECTORS.	☐	☐	☐

NOMINEES:
01)	Jack H. Dean

02)	Warren W. Myers

03)	Daniel Raynor

Vote On Proposals		For	Against	Abstain

2.	Ratification of the appointment of Ernst & Young, LLP as independent auditors of ReSearch Pharmaceutical Services, Inc. for the 2009 fiscal year.	☐	☐	☐

The Proxies are authorized to vote in their discretion on any other matters that may come before the meeting.

Note:
Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, limited liability company, or similar entity, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

For address changes, please check this box and write them on the reverse side where indicated.	☐

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.
☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Print Name of Stockholder